Performance Improvement
for Healthcare Providers
J. P. Morgan Healthcare Conference
January 13, 2015
Exhibit 99.1
Confidential. Property of MedAssets. MedAssets® is a registered trademark of MedAssets, Inc. © 2013 MedAssets, Inc. All rights reserved.

Safe Harbor/Non-GAAP Disclosures
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and the
Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, and include the intent, belief or current expectations of the Company and its management team with respect to the Company’s future business operations that include, but are not limited to: 2014 financial guidance, revenue growth and other financial projections and forecasts. Any forward-looking statements are not guarantees of future performance, involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-
looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation include, but are not limited to:  failure to realize improvements in performance, efficiency and profitability; failure to complete anticipated sales under negotiations; failure to successfully implement revenue backlog; lack of revenue growth; client losses; and
adverse developments with respect to the operation or performance of the Company’s business units or the market price of its common stock. Additional factors that could cause actual results to differ materially from those contemplated within this presentation can also be found in the Company’s Risk Factor disclosures in its Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission and available at
http://ir.medassets.com. The Company disclaims any responsibility to update any forward-looking statements.
Use of Non-GAAP Financial Information
In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-
GAAP financial information, including: gross fees; gross administrative fees; revenue share obligation; EBITDA;
adjusted EBITDA; adjusted EBITDA margin; adjusted net income; diluted adjusted EPS; and free cash flow.
Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, where possible, are included in the financial schedules in the Appendix of this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.medassets.com or www.sec.gov.

Insight: Predictive, proprietary data
analytics and intelligence
Impact: Technology and services to
improve provider performance
through total cost and revenue
management
Underpinned by great process:
Process improvement and clinical
resource utilization solutions
Highly recurring revenue model:
SaaS technologies and market-
leading GPO
MedAssets Business Overview
Headquarters: Alpharetta, GA
(north Atlanta)
Clients:
• 4,400+ hospitals
(Includes 1,500+ organizations
serviced by Sg2)
• 122,000+ non-acute providers
NASDAQ:
MDAS
Founded: 1999
Unique mix of insight & execution to drive Total Performance for Healthcare Providers
Financials:
Net revenue* ~$718M
Adjusted EBITDA* ~$236M
Market cap ~$1.2B
Enterprise value ~$2.1B
* FY’14 guidance (updated 10.29.14)

Evolving Market Dynamics Offer Opportunities
Linking insight and high impact, high ROI execution to deliver sustainable value
• Market insight to adapt to
competitive, regulatory and
reimbursement dynamics
• Comprehensive
assessment process to
target most critical needs
• Invest in programmatic
support of provider
executive agendas
• Extending into broader
cost, revenue and
process opportunity
• Evolution to value-
based reimbursement
• High impact, proven
solutions remain relevant
in any environment
• Unique technology assets
• Long track record of
sustainable value for
clients
Rapidly
changing
client
needs
Evolving
MDAS
business
model
Consistent
focus on value
creation

Health System
Enterprise Clients
RCM Clients
SCM Clients

MedAssets

Performance Partner Delivering High ROI Results
Manages
$51 Billion
in spend
Touches
$400+
Billion
in patient
revenue
Delivered
$3+
Billion
from
documented
and guaranteed
savings
# of
clients
SCM Segment 3,200+
RCM Segment 2,700+
Total Acute Care
Hospitals
Total Non-Acute
Providers
4,400+
122,000+
Delivers
significantly
more than
$3.5
Billion
in
annual client
value
Proven delivery of measurable financial impact across market-leading footprint

REDUCE TOTAL COST OF CARE

- OPTIMIZE COST PERFORMANCE MANAGEMENT
- ANALYZE UTILIZATION AND IMPROVE PERFORMANCE
- REDUCE NON-LABOR EXPENSE

ENHANCE OPERATIONAL EFFICIENCY

- OPTIMIZE OPERATIONAL PERFORMANCE
- MANAGE CLINICAL RESOURCE UTILIZATION
- IMPROVE CLINICAL LABOR UTILIZATION

ALIGN CLINICAL DELIVERY

- OPTIMIZE CLINICAL RESOURCE UTILIZATION
- IMPROVE QUALITY, PATIENT SATISFACTION AND SAFETY
- MANAGE COORDINATION ACROSS THE CARE CONTINUUM

IMPROVE REVENUE PERFORMANCE

- OPTIMIZE FINANCIAL PERFORMANCE
- ALIGN REIMBURSEMENT STRATEGIES
- ACHIEVE ACCURACY AND COMPLIANCE

MedAssets

Broad Capabilities to Deliver Total Performance
Unique set of capabilities to support financial, operational and clinical success
DELIVER MARKET-LEADING INSIGHT
ASSESS, BENCHMARK AND INVEST SUPPORTED BY HIGH-IMPACT STRATEGIC AND OPERATIONAL ANALYTICS

Two Primary Business Segments
Aligned to drive effective market choices for healthcare providers supported by operational rigor to win
Spend & Clinical Resource
Management (SCM)
Revenue Cycle Management
(RCM)
Advisory Solutions spans both
•
Strategy,
cost management
and
process improvement
solutions
• Best pricing in strategic sourcing to
reduce supply expenses by 3-10%
•
Clinical resource management,
workforce
and
lean
consulting
•
Data analytics
to transform
strategic, clinical
and
operational
performance
•
Full suite of SaaS applications
and
service expertise
to optimize
revenue capture & accelerate cash
•
Low upfront cost
(opex vs capex)
and fast, measurable ROI
• Innovative solutions to manage
value-based reimbursement,
improve transparency
& compliance

5
3
3
24
2
4
4
3
Delivering Total Performance Management
Opportunity
Execution
Sample Total Performance Management assessment - Year 1 financial impact
($ millions)
Salaries
and wages
Purchased
services
Revenue
capture
from RCM
fixes
Revenue gains
through
process
improvement
PPI and
clinical
resource
management
One-time
revenue
cycle
opportunities
Process
improvement
(non-RCM)
Long-term engagement with provider leadership to tackle critical business issues
• Clients looking for partners with breadth of offerings
• Complete solution to deliver clinical and financial performance, often multi-year in scope with recurring, programmatic engagements
• Enterprise, consultative sales approach to deliver strategy and performance improvement solutions grounded in data-driven approach
• Smooth process integration of SaaS tools, expert advisory & consulting services

2014 Operational Update
• Solid performance in RCM segment across technology & services
• SCM segment revenue toward lower end of expectations
• Stronger second-half results for GPO, partially offsetting first-half volume weakness
• Continued strength in advisory solutions and services
•
Performance-related fees generally on target and on schedule
• 4Q’14 bookings led by RCM Services, GPO and Advisory Solutions
• Enterprise sales momentum building
• Additional investments in sales & marketing
• Stronger gross administrative fee (GAF) growth in 4Q & 2H’14
(preliminary: 2H’14 ~5.6% vs +4.1% in 1H’14) highlights ongoing value delivery of GPO contracts
• Working to ensure client value and MDAS revenue capture are better aligned
Second half administrative fee recovery and client momentum in RCM
Q4 revenue in
line with
expectations
FY’14 bookings
slightly lower
than internal
expectations
Early
successes
driving new
GPO expansion
• Aligned SCM organization to better focus leadership, resources and tools on accountability, compliance and pricing differentiation

Focused on Consistent, Long-Term Growth
Align powerful assets to maintain client momentum & grow new businesses in 2015
• Powerful link between operational and strategic analytics
(including Sg2) and advisory capability
• Deliver expanded SaaS platform and unique, valuable research
• Grow proven, high-value consultative offerings
• Maintain momentum in same store execution
• Better align client value creation (i.e., gross admin fees) with client contracting and MDAS revenue capture (i.e., net admin fees)
• Drive more predictable, more consistent baseline growth in non-acute
• Invest in sales capacity and execution to translate customer service successes to more rapid growth
• Scale RCS in line with successful implementation models
• Enhance market impact of high-value solutions that are relevant in any environment
• Continue investment in value-based transition for technology
- e.g., product value analysis, episodic care and digital supply chain
Grow Analytics
and Advisory
Strengthen GPO
Value Capture
Maintain RCM
Momentum
Adapt to New
Market Drivers

–

–

✓

EDGE® Analytics
Robust, Expansive Data Set Intake
Proprietary Analytical Methodologies
National Analytics
Local Analytics
Organizational Analytics
High-Touch, Expert-Led Delivery Model
Intelligence
Consulting and Education
Support

MedAssets

Sg2: Predictive Market Analytics, Expert-led Intelligence
• SaaS-based EDGE
®
intelligence & analytics platform provides valuable lens into national, regional and local market dynamics across the care continuum
1,500+ hospital, health system, pharmaceutical & medical device clients
Sg2’s FY’14 net revenue to be ~$40 million (excluding any purchase accounting adjustments)
Recurring subscription fees from SaaS analytics tools comprise ~75% of revenue

Acute Care
Hospital
Acuity
Community-Based Care
Ambulatory Procedure Center
Retail Pharmacy and Clinics
Urgent Care Center
Diagnostic/ Imaging Center
Physician Clinic
E-visits
Home
Wellness and Fitness Center
Post-Acute Care
Inpatient Rehab
Skilled Nursing Facility
Outpatient Rehab
Home Care

MedAssets

Sg2 System of CARE™ - Assess, Build, Grow, Manage
CARE = Clinical Alignment and Resource Effectiveness
WHAT SERVICE LINES SHOULD YOU
FOCUS ON FOR LONG-TERM GROWTH?
HOW SHOULD YOU DIFFERENTIATE YOUR
SERVICE LINES ACROSS THE SYSTEM OF CARE?

2014 Site of Care Volumes and 5-Year Forecast, Adults
US Market, 2014–2019
Acuity
Virtual
Volume in 2019
50M
In 2019, 4% of all E&M visits will be delivered in a virtual care setting.
Office/Clinic
+12%
Volume
2.4 Billion
Urgent/Retail Care
+9%
Volume
11M
Hospital OP/ASC
+11%
Volume
438M
ED
+5%
Volume
106M
Inpatient
–2%
Volume
33M
SNF
+7%
Volume
6M
Home
+17%
Volume
226M
Other
+14%
Volume
205M
MedAssets

Sg2 Analytics Highlight Growth Opportunities Across
the Care Continuum
Note: The analysis excludes 0–17 age group. Other includes nonhospital locations such as OP rehab facilities, psychiatric centers, hospice centers, federally qualified health centers and assisted living facilities. ASC = ambulatory surgery center; E&M = evaluation and management;
SNF = skilled nursing facility. Sources: Impact of Change
®
v14.0; NIS; PharMetrics; CMS; Sg2 Analysis, 2014.

Adult Inpatient Forecast
US Market, 2014–2024

Discharges

Millions
5-Year
10-Year
40
38
36
34
32
30
28
2014
2019
2024
+7%
+15%
–2%
–3%

Adult Outpatient Forecast
US Market, 2014–2024

Volumes

Billions
5-Year
10-Year
4.0
3.5
3.0
2.5
2014
2019
2024
+14%
+21%
+14%
+7%

MedAssets

Utilization Shifts Redefine Growth Opportunities
Note: Forecast excludes 0–17 age group. IP = inpatient; OP = outpatient.
Sources: Impact of Change
®
v14.0; NIS; PharMetrics; CMS; Sg2 Analysis, 2014.
Sg2 IP Forecast Population-Based Forecast Sg2 OP Forecast

Inpatient Service Line Growth Rates
US Market, 2014–2024
Orthopedics and Spine
11%
20%
Neurosciences
10%
18%
Cancer
3%
20%
Obstetrics
3%
1%
Pediatrics
–8%
1%
Medicine/Surgery
–7%
16%
Cardiovascular
–15%
21%
Outpatient Service Line Growth Rates
US Market, 2014–2024
Orthopedics and Spine
23%
13%
Neurosciences
18%
16%
Cancer
22%
17%
Obstetrics
2%
1%
Pediatrics
8%
1%
Medicine/Surgery
20%
15%
Cardiovascular
23%
19%
Sg2 IP Forecast
Population-Based Forecast
Sg2 OP Forecast

MedAssets

Impact of Industry Trends Varies Across Service Lines
Note: All service lines exclude 0–17 age group except for Pediatrics, which excludes 18+ age group. Cardiovascular includes cardiology and vascular. Medicine/Surgery includes allergy and immunology, burns, dermatology, endocrinology, ENT, gastroenterology, medicine and surgery, infectious diseases, nephrology, ophthalmology, pulmonology, rheumatology, and urology. Neurosciences includes brain/CNS cancer CARE Family. OP Pediatrics excludes psychiatry, gynecology and obstetrics; IP Pediatrics additionally excludes normal newborns and neonatology. CNS = central nervous system; ENT = ear, nose and throat; IP = inpatient; OP = outpatient.
Sources: Impact of Change
®
v14.0; NIS; PharMetrics; CMS; Sg2 Analysis, 2014.

Market Analytics and
Intelligence
Evidence-based Technology
Operational and Implementation Excellence
Market Insight + Rapid Execution = Tomorrow’s Success
Powerful combination of market insight for growth with total performance management capabilities for financial, clinical and operational success
Assess & Optimize Care
Continuum Opportunities
Reduce Total Cost of Care
Enhance Operational Efficiency
Align Clinical Delivery
Improve Revenue Performance
Total Performance
Management
Plan and Develop your System Assets
Build Growth and Performance Strategies
Analyze Market Dynamics
Prepare and Model New Payments
SaaS-Based
Analytics
Market
Intelligence
Expert
Advisory
Implementation
& Delivery
Sustainable
Results

Financial Review & Update

Financial Snapshot
(updated 10.29.14)
(In millions)
Adj EBITDA
margin %
31.5% 32.4% 32.5% 32.9%
(In millions)
1 Pro Forma for Broadlane acquisition in 2010
2 Corporate expense allocated to segments based on percentage of revenue; using 2013 Adj EBITDA mix by segment to illustrate potential 2014 mix
$585
$640
$680
$718
$400
$500
$600
$700
2012 2013 2014 est.
Total Net Revenue
$184
$207
$221
$236
$100
$150
$200
$250
2012 2013
Adjusted EBITDA
2011
1
2014 est.
$0.99
$1.13
$1.32
$1.36
$0.40
$0.80
$1.20
$1.60
2012 2013 2014 est.
Adjusted EPS
2011
1
2011
1

Capital Structure
(as of 9.30.14)
• Net leverage of ~4.0x LTM adjusted EBITDA
- Target leverage ratio of ~3.6x at YE’14, and 2.5-3.5x long term
• Current S&P/Moody’s credit ratings: BB-/B1 (Corporate), BB+/Ba3 (Term Loans)
(Unaudited; $ In Millions) Interest
Rate% 9/30/14
Cash and Cash Equivalents
Debt
Term Loan A (LIBOR +2.25% w/ No LIBOR Floor, Due 2017)
Term Loan B (LIBOR +2.75% w/1.25% LIBOR Floor, Due 2019)
$300M Revolving Credit Facility (LIBOR +2.25%)
8% Senior Notes, Due 2018
Total Bank and Bond Debt, Including Current Portion (net of cash)
$  13.9
228.1
179.7
167.0
325.0
$ 886.0
Column amounts may not add to total due to rounding
2.5%
4.0
2.5
8.0
4.8%
* Cash provided by operating activities less capital expenditures, which includes purchases of property, equipment and software & capitalized software development costs
Blended Interest Rate

(Unaudited, $ millions, except EPS)	FY'14 Current Estimate	Y-Y % Change
SCM segment net revenue	$ 444 - 448	4.6 - 5.5%
RCM segment net revenue	271 - 273	5.9 - 6.7%
Consolidated net revenue*	$ 715 - 721	5.1 - 6.0%
Performance-related fees	*18 - 22*	*(13.7) - 5.4%*
Consolidated net revenue (excl. perf-related fees)	*$ 697 - 699*	*5.7 - 6.0%*
Consolidated adjusted EBITDA	$ 234 - 238	6.0 - 7.8%
Consolidated adjusted EBITDA margin %	*32.6 - 33.1%*	*13 - 69 bps*
GAAP EPS	$ 0.49 - 0.53	8.9 - 17.8%
Adjusted EPS	$ 1.34 - 1.38	1.5 - 4.5%

MedAssets

NOTE: FY’14 Current Estimate for SCM segment net revenue and Consolidated net revenue includes
$10.5-$11.0 million in additional revenue as a result of the acquisition of Sg2 on September 22, 2014
* Column amounts may not add to total due to rounding
FY’14 Financial Guidance
(updated 10.29.14)
Preliminary Commentary
(Subject to Change)
• Expect consolidated net revenue
at midpoint of range
– RCM at high end
– SCM below midpoint
• Expect adjusted EBITDA near
low end of range, and adjusted
EPS near midpoint of range
– Revenue mix
– Healthcare benefit costs
(incurred but not reported - IBNR)
– IT and other investments
•
Expect to report final 4Q and
FY’14 financial results on
2.25.15 after market close

Recap of FY’15 Considerations and Preliminary Views
Revenue
Addition of full year of Sg2 net revenue (FY’14 pro forma ~$40M) and growing
~$28M in net revenue recognized in FY’14 will not recur in FY’15 due to conclusion of Barnabas RCM outsourcing agreement on 12.31.14
Expected revenue mix to include faster growth from advisory, analytics and services capabilities (lower relative margin rates than GPO)
Depreciation expense to be approximately $60M
Higher incentive compensation expense in FY’15 as performance in SCM segment in FY’14 reduced incentive compensation expense by ~$10M
Adjusted EBITDA and Adjusted EPS

Transparent, High ROI Performance Improvement
Enhanced focus on commercial execution and innovation
Significant client base with deep relationships and
opportunity to expand use of MedAssets solutions
High-quality financial model with:
80-85%
recurring revenue
~30+%
adjusted EBITDA margins
Robust
free cash flow
generation
Breadth of predictive, price, process and payment solutions
for healthcare organizations
MedAssets (NASDAQ: MDAS)

Reconciliation of GAAP Net Income to Non-GAAP EBITDA
In 000s
2014 2013 2014 2013
Net income 7,740 $     6,902 $     22,014 $  19,690 $
Depreciation 11,845 10,926 35,247 29,979
Depreciation (included in cost of revenue) 1,094 571 2,166 1,740
Amortization of intangibles 13,936 15,341 41,989 47,957
Interest expense, net 11,338 11,813 33,625 35,544
Income tax expense 5,712 3,983 16,293 12,141
Non-GAAP EBITDA 51,665 $    49,536 $    151,334 $ 147,051 $
Share-based compensation 4,809 4,361 14,703 11,783
Rental income from capitalized building lease (110) (109) (329) (328)
Purchase accounting adjustments 94 - 94 -
Restructuring, acquisition and integration-related expenses 3,010 111 4,707 9,576
Non-GAAP Adjusted EBITDA 59,468 $    53,899 $    170,509 $ 168,082 $
Three Months Ended
September 30,
Nine Months Ended
September 30,
SUPPLEMENTAL REPORTING OF ADJUSTED EBITDA
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

Reconciliation of GAAP to Non-GAAP EPS
In 000s, except per share data
2014 2013 2014 2013
Net income 7,740 $     6,902 $     22,014 $  19,690 $
Pre-tax non-cash, acquisition-related intangible
amortization and depreciation
13,936 15,814 41,989 49,378
Pre-tax non-cash, share-based compensation 4,809 4,361 14,703 11,783
Pre-tax restructuring, acquisition and integration-related
expenses
3,010 111 4,707 9,576
Pre-tax purchase accounting adjustment 94 - 94 -
Tax effect on pre-tax adjustments (8,739) (8,115) (24,596) (28,295)
Non-GAAP adjusted net income 20,850 $    19,073 $    58,911 $  62,132 $
Income Per Share (EPS) - diluted 0.13 $       0.11 $       0.36 $      0.32 $
Pre-tax non-cash, acquisition-related intangible
amortization and depreciation
0.23 0.26 0.69 0.81
Pre-tax non-cash, share-based compensation 0.07 0.07 0.23 0.19
Pre-tax restructuring, acquisition and integration-related
expenses
0.05 - 0.08 0.16
Pre-tax purchase accounting adjustment - - - -
Tax effect on pre-tax adjustments (0.14) (0.13) (0.40) (0.46)
Non-GAAP adjusted EPS - diluted 0.34 $       0.31 $       0.96 $      1.02 $
Weighted average shares - diluted (in 000s) 60,662 61,476 61,269 60,912
(c) The Company used a tax rate of 40.0% for the three and nine months ended September 30, 2014 and 2013 to calculate the tax effect of each adjustment since it believes 40.0% will be the Company's normalized long-term tax rate.
Three Months Ended
September 30,
Nine Months Ended
September 30,
SUPPLEMENTAL NET INCOME AND EARNINGS PER SHARE REPORTING
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
c
c

Reconciliation of GAAP to Non-GAAP EBITDA Guidance
In 000s
(Low) (High)
Net Income 30,000 $           32,400 $
Depreciation 48,000              48,000
Depreciation (included in cost of revenue) 3,200                3,200
Amortization of intangibles 57,600              57,600
Interest expense, net 45,700              45,700
Income tax expense 20,900              22,500
Non-GAAP EBITDA 205,400            209,400
Share-based compensation 20,100              20,100
Restructuring, acquisition and integration-related expenses 7,900                7,900
Purchase accounting adjustments 1,000                1,000
Rental income from capitalized building lease (400)                  (400)
Non-GAAP adjusted EBITDA 234,000 $          238,000 $
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
December 31, 2014
Guidance Range for
Twelve Months Ending
SUPPLEMENTAL 2014 ADJUSTED EBITDA GUIDANCE

Reconciliation of GAAP to Non-GAAP EPS Guidance
(d) The Company used a tax rate of 40.0% for the full year ending December 31, 2014 to calculate the tax effect of each adjustment since it believes 40.0% will be the
Company's normalized long-term tax rate.
(e) Column amounts may not add to total due to rounding.
In 000s, except per share data
(Low) (High)
Net Income 30,000 $          32,400 $
EPS - diluted 0.49 0.53
0.94 0.94
Pre-tax non-cash, share-based compensation 0.33 0.33
0.13 0.13
0.02 0.02
Tax effect on pre-tax adjustments
d
(0.57) (0.56)
Non-GAAP adjusted EPS - diluted
e
1.34 $              1.38 $
Fully diluted weighted average shares outstanding 61,200 61,200
Guidance Range for
Twelve Months Ending
Pre-tax purchase accounting adjustments
Pre-tax restructuring, acquisition and integration-related expenses
SUPPLEMENTAL 2014 EARNINGS PER SHARE GUIDANCE
RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)
December 31, 2014
Pre-tax non-cash, acquisition-related intangible amortization and depreciation

Reconciliation of GAAP to Non-GAAP Cash Flow
(In 000s) 2011 2012 2013 2014 est.
Cash Provided by Operating Activities 124,196 $      157,873 $      152,902 $      152,500 $
Capital Expenditures (includes Purchases of
Property, Equipment and Software, as well as (48,973)          (66,426)          (58,818)          (60,000)
Capitalized Software Development Costs)
Non-GAAP Free Cash Flow (FCF) 75,223 $      91,447 $      94,084 $      92,500 $
SUPPLEMENTAL REPORTING OF FREE CASH FLOW
RECONCILIATION OF SELECTED NON-GAAP TO GAAP MEASURES
(UNAUDITED)

Reconciliation of Gross Fees to Net Revenue
In 000s
2014 2013 % Change
Non-GAAP gross administrative fees $         121,729 $         115,478 5.4%
Other service fees            104,917              96,945 8.2%
Non-GAAP gross fees            226,646 RSO %            212,423 RSO % 6.7%
Non-GAAP revenue share obligation (RSO)             (50,941) 41.8%             (46,052) 39.9% 10.6%
Net revenue $         175,705 $         166,371 5.6%
In 000s
2014 2013 % Change
Non-GAAP gross administrative fees $         367,496 $         351,602 4.5%
Other service fees            304,862            293,503 3.9%
Non-GAAP gross fees            672,358 RSO %            645,105 RSO % 4.2%
Non-GAAP RSO           (150,371) 40.9%           (135,155) 38.4% 11.3%
Net revenue $         521,987 $         509,950 2.4%
SUPPLEMENTAL REVENUE REPORTING
RECONCILIATION OF GROSS FEES (A NON-GAAP MEASURE) TO NET REVENUE
(UNAUDITED)
Three Months Ended September 30,
Nine Months Ended September 30,

Use of Non-GAAP Financial Measures
In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management and the board of directors in their financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with the following non-GAAP financial information:  gross fees; gross administrative fees; revenue share obligation; EBITDA; adjusted EBITDA; adjusted EBITDA margin; adjusted net income; diluted adjusted EPS; and free cash flow.
These non-GAAP financial measures may have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. The Company compensates for such limitations by relying primarily on the Company’s GAAP results and using non-GAAP financial measures only supplementally. Where possible, the Company provides reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures.
Investors are encouraged to carefully review those reconciliations.  In addition, because these non-GAAP measures are not measures of financial performance under GAAP and are susceptible to varying calculations, these measures, as defined by the Company, may differ from and may not be comparable to similarly titled measures used by other companies.
Gross fees include gross administrative fees the Company receives pursuant to its vendor contracts and all other fees the Company receives from clients. The Company's revenue share obligation represents the portion of the gross administrative fees the Company is contractually obligated to share with certain of its GPO clients. Net administrative fees (a GAAP measure) are the Company's gross administrative fees net of its revenue share obligation. Total net revenue (a GAAP measure) reflects the
Company's gross fees net of its revenue share obligation. These non-GAAP measures assist management and the board of directors and may be helpful to investors in analyzing the Company's growth in its Spend and Clinical Resource Management segment given that administrative fees constitute a material portion of the Company's revenue and are paid to the Company by approximately 1,150 suppliers and other vendors contracted by its GPO, and that the Company's revenue share obligation constitutes a significant outlay to certain of its GPO clients.
The Company defines: EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization; and adjusted EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization and other non-recurring, non-cash or non-operating items. EBITDA and adjusted EBITDA are used by the Company to facilitate a comparison of its operating performance on a consistent basis from period to period and provides for a more complete understanding of factors and trends affecting our business. These measures assist management and the board of directors and may be useful to investors in comparing the Company's operating performance consistently over time as it removes the impact of its capital structure (primarily interest charges and amortization of debt issuance costs), asset base (primarily depreciation and amortization) and items outside the control of the management team (taxes), as well as other non-cash (purchase accounting adjustments and imputed rental income) and non-recurring items, from the Company’s operational results. Adjusted EBITDA also removes the impact of non-
cash share-based compensation expense and certain restructuring, acquisition and integration-related charges. EBITDA and adjusted EBITDA are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flow from continuing operating activities.
The Company defines adjusted net income as earnings excluding non-cash acquisition-related intangible amortization and non-recurring expense items on a tax-adjusted basis, non-cash tax-adjusted shared-based compensation expense, certain restructuring, acquisition and integration-related expenses on a tax-adjusted basis, purchase accounting adjustments on a tax-adjusted basis and diluted adjusted EPS as earnings per share excluding non-cash acquisition-related intangible amortization, depreciation and non-recurring expense items on a tax-adjusted basis, non-cash tax-adjusted shared-based compensation expense and certain restructuring, acquisition and integration-
related expenses on a tax-adjusted basis. Adjusted net income and diluted adjusted EPS are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flow from continuing operating activities. Use of this measure for this purpose allows management and the board of directors to analyze the Company’s operating performance on a consistent basis by removing the impact of certain non-cash and non-recurring items from our operations, and by rewarding organic growth and accretive business transactions.  As a significant portion of senior management’s incentive based compensation has historically been based on the achievement of certain diluted adjusted EPS growth over time, investors may find such information useful.
The Company defines free cash flow as cash provided by operating activities less purchases of property, equipment and software and capitalized software development costs. Management believes free cash flow is an important measure because it represents the cash that the Company is able to generate after spending capital on infrastructure to maintain its business and investing in new and upgraded products and services to support future growth. Free cash flow is important because it allows the
Company to pursue opportunities that are intended to enhance shareholder value, which could include debt reduction, share repurchases, partnerships, alliances and acquisitions, and/or dividend payments. The Company's definition of free cash flow does not consider non-discretionary cash payments, such as debt.